Exhibit 1

Media Release

26 October 2007

Westpac provides its template for 2007 full year Profit Announcement

Westpac has today lodged the template for its 2007 full year Profit Announcement detailing how its results will be presented.

This release provides:

•      A summary of the changes to the presentation of Westpac’s results (Appendix 1) outlining:

•      Enhanced disclosures, including a risk weighted assets reconciliation, in response to market feedback;

•      Changes in disclosures arising from business unit restructures; and

•      Some changes to prior period comparatives.

•              A Profit Announcement template (the ‘Template’) in Appendix 2, detailing the structure of how information in the 2007 full year result will be presented, including the changes outlined above.

The new Template for Westpac’s 2007 full year results will also be lodged on the Westpac website at www.westpac.com.au/investorcentre

Westpac is scheduled to announce its full year results on Thursday 1 November 2007.

Ends

For further information please contact:

David Lording	Andrew Bowden
Media Relations	Investor Relations
Ph: 61 2 8253 3510	Ph: 61 2 8253 4008
Mob: 0419 683 411	Mob: 0438 284 863

1

APPENDIX 1

Guide to the Westpac 2007 full year Profit Announcement template

Sections
1. Enhanced Disclosures

Risk Weighted Assets reconciliation

A Risk Weighted Assets reconciliation is now provided as additional disclosure in the capital adequacy note.	5.5 Note 19

Impairment charges

We have renamed “Impairment losses” to “Impairment charges”, which better reflects the nature of this line item.

2. Business Unit Restructures

Restructuring of BFS and CFS

BCB restructured into Business Financial Services (BFS) and Consumer Financial Services (CFS) in March 2007.	4.0, 4.1, 4.2

BFS and CFS are now reported as separate business units in the Profit Announcement. The transfer pricing methodology between BFS and CFS is currently under review and finalisation of this methodology will result in some comparative restatements in March 2008.

The following adjustments have been made to comparative information in the Profit Announcement to reflect BFS and CFS as separate business units:

• Loan disclosures in BFS and CFS reported in Sections 3 and 4 reflect the products manufactured by these business units consistent with prior periods;	3.2, 4.1, 4.2

• The key metrics for BFS and CFS are reported on a product basis and therefore the combined key metrics table for BFS and CFS has been retained in line with prior periods;	4.3

• External interest earning assets, net interest income and interest margin for BFS and CFS are now disclosed separately; and	5.5 Note 2

• Economic profit is also disclosed separately for BFS and CFS.	4.1, 4.2, 9

Restructuring of WIB

As previously disclosed to the market at the Westpac Institutional Bank (WIB) update, WIB was restructured in October 2006. The revenue contribution analysis for the Institutional Banking key metrics and “Review of Group Operations – Non-interest income” has been updated to reflect the way the WIB business unit is now managed. Markets income now includes income from the Foreign Exchange, Equities and Energy business and sales and trading operations in Debt Markets within the Institutional bank.

3.2.2, 4.4.2

2

Sections

3. Changes to comparatives

Balance sheet reclassifications

i. Cash and balances with central banks

“Cash and balances with central banks” and “Due from other financial institutions” have been restated in the balance sheet to reflect a reclassification in respect of our New Zealand exchange settlement account. “Cash and balances with central banks” has been restated from $2,478 million to $3,132 million at 30 September 2006 and from $2,707 million to $3,548 million at 31 March 2007. “Due from other financial institutions” has been restated from $12,865 million to $12,211 million at 30 September 2006 and from $12,744 million to $11,903 million at 31 March 2007.

2.2, 5.2

ii. Other financial assets designated at fair value

“Other financial assets designated at fair value” and “Available for sale securities” have been restated in the balance sheet to reflect a reclassification in respect of an investment security held. “Other financial assets designated at fair value” has been restated from $2,983 million to $3,317 million at 31 March 2007 and “Available for sale securities” has been restated from $1,343 million to $1,009 million at 31 March 2007.	5.2

Both these reclassifications will be reflected in the cash flow statement, average balance sheet note and net interest income note in the respective periods. There is no impact on Group margin or spread from these changes.

5.3, 5.5 Note 3, Note 4

Trading securities average balance sheet reclassification

Certain interest income and expenses have been reclassified to better align interest income and interest expense with their underlying assets in the average balance sheet note in 2006 and first half 2007. These reclassifications have impacted interest income from “Loans and other receivables” and “Trading securities” as well as interest expense for “Other interest bearing liabilities”.

5.1, 5.5 Note 3,

These reclassifications have also been reflected in the net interest income note.	5.5 Note 4

Equities business net interest income

Certain income relating to the Equities business in WIB was incorrectly recorded in the Group Business Unit (GBU) in the first half 2007. Prior periods were not impacted. The template reflects the restatement of $9 million from net interest income in GBU to WIB. There is no impact on Group net interest income or margin from this change.

4.4, 4.4.1 4.4.2, 4.8

This restatement impacts components of WIB and GBU earnings and associated calculations including the business unit margins, segment results and Markets income.	3.2.2, 4.0, 5.5 Note 2, 7.2, 8.4, 8.6, 9

3

Outsourcing costs

Expenses previously disclosed as “Telecommunication costs” in the expense analysis note relate to outsourcing costs with our telecommunication partners. To more appropriately reflect the nature of these expenses we are now including these costs under “Outsourcing costs”.

5.5 Note 6

New Zealand Impaired Assets ratio

The ‘Impaired Assets/Total Committed Exposures (TCE)’ ratio for New Zealand has been restated from 0.14% to 0.15% for the first half 2006, from 0.18% to 0.16% for the second half 2006 and from 0.19% to 0.16% for the first half 2007. The restatement aligns New Zealand disclosures with similar disclosures across the Group.	4.6.1

4

APPENDIX 2

Key Tables for the Year End Profit

Announcement

26 October 2007

As referred to in the market release dated 26 October 2007

5

RESULTS AT A GLANCE	Appendix 2 –Year End 2007 Template Release

2.1  REPORTED RESULTS

			% Mov’t			% Mov’t
	Half Year	Half Year	Mar 07-	Full Year	Full Year	Sept 06-
$m	Sept 07	March 07	Sept 07	Sept 07	Sept 06	Sept 07
Net interest income		3,089			5,642
Non-interest income		1,820			3,575
Net operating income		4,909			9,217
Operating expenses		(2,229)			(4,295)
Core earnings		2,680			4,922
Impairment charges		(232)			(375)
Profit from ordinary activities before income tax		2,448			4,547
Income tax expense		(773)			(1,422)
Net profit		1,675			3,125
Net profit attributable to minority interests		(34)			(54)
Net profit attributable to equity holders of Westpac Banking Corporation (WBC)		1,641			3,071
Treasury shares		15			9
TPS revaluations		18			30
Unrealised NZ Retail earnings hedges		4			—
S ale of sub-custody business		—			(72)
Deferred tax asset write-off		—			41
Cash earnings		1,678			3,079

2.1.1  Cash Earnings

			% Mov’t			% Mov’t
	Half Year	Half Year	Mar 07-	Full Year	Full Year	Sept 06-
$m	Sept 07	March 07	Sept 07	Sept 07	Sept 06	Sept 07
Net interest income		3,089			5,642
Non-interest income		1,771			3,456
Net operating income		4,860			9,098
Operating expenses		(2,229)			(4,295)
Core earnings		2,631			4,803
Impairment charges		(232)			(375)
Operating profit before tax		2,399			4,428
Income tax expense		(687)			(1,295)
Net profit		1,712			3,133
Net profit attributable to minority interests		(34)			(54)
Cash earnings		1,678			3,079
Effective tax rate		28.6%			29.2%

2.1.2  Key Financial Data – Earnings

			% Mov’t			% Mov’t
	Half Year	Half Year	Mar 07-	Full Year	Full Year	Sept 06-
	Sept 07	March 07	Sept 07	Sept 07	Sept 06	Sept 07
Shareholder value
Cash earnings per ordinary share (cents)		90.9			167.2
Earnings per ordinary share (cents)		89.1			167.2
Economic profit ($m)		1,281			2,314
Weighted average ordinary shares (millions) -Statutory		1,841			1,837
Weighted average ordinary shares (millions) -cash earnings		1,846			1,842
Fully franked dividends per ordinary share (cents)		63			116
Dividend payout ratio - cash earnings (%)		69.3			69.4
Net tangible assets per ordinary share ($)		6.48			6.12

Productivity and efficiency
Expense to income ratio (%) - reported		45.4			46.6
Expense to income ratio (%) - cash earnings		45.9			47.2
Total banking expense to income ratio (%) - reported		44.8			45.8
Total banking expense to income ratio (%) - cash earnings		45.3			46.5
Full-time equivalent employees (FTE)		27,312			27,224

Business Performance
Interest spread (%)		1.90			1.92
Interest margin (%)		2.25			2.29
Average interest earning assets ($m)		279,591			250,703

2.2  SUMMARY BALANCE SHEET

				% Mov’t	% Mov’t
	30 Sept	31 March	30 Sept	Mar 07-	Sept 06-
$m	2007	2007	2006	Sept 07	Sept 07
Assets
Cash		3,548	3,132
Due from other financial institutions		11,903	12,211
Trading assets, financial assets and available-for-sale
securities		21,802	17,811
Derivative financial instruments		14,355	10,311
Loans		253,238	234,484
Life insurance assets		15,390	14,281
Other assets		7,964	7,348
Total assets		328,200	299,578
Liabilities
Due to other financial institutions		14,710	12,051
Deposits		177,715	167,741
Trading liabilities and other financial liabilities		3,784	2,893
Derivative financial instruments		14,880	9,342
Debt issues		73,122	66,080
Life insurance liabilities		14,290	13,476
Loan capital		7,089	5,957
Other liabilities		5,786	5,940
Total liabilities		311,376	283,480
Equity
Equity attributable to equity holders of WBC		14,913	14,186
Minority interests		1,911	1,912
Total equity		16,824	16,098

2.2.1  Key Financial Data – Balance Sheet

			% Mov’t			% Mov’t
	Half Year	Half Year	Mar 07-	Full Year	Full Year	Sept 06-
	Sept 07	March 07	Sept 07	Sept 07	Sept 06	Sept 07
Profitability and capital adequacy
Return on average ordinary equity		23.1%			23.0%
Cash earnings to average ordinary equity		23.6%			23.0%
Total capital ratio		9.4%			9.6%
Tier 1 capital ratio		6.5%			6.9%
Adjusted common equity (ACE) to risk
weighted assets		4.3%			4.6%
Risk weighted assets ($m)		211,984			193,417
Total committed exposures ($m)		386,161			359,362
Average ordinary equity ($m)		14,271			13,369
Average total equity ($m)		16,180			14,842
Asset quality
Net impaired assets to equity and collectively assessed provisions		1.6%			1.5%
Total impairment provisions to total impaired assets		49.2%			49.3%
Collectively assessed provisions to risk weighted assets		68bps			68bps
Collectively assessed provisions to non- housing loans		114bps			113bps
Total provisions to risk weighted assets		76bps			76bps
Total provisions to gross loans		63bps			63bps
Impairment charges to average loans annualised		19bps			17bps
Net impairment charges written-off to average loans annualised		12bps			12bps

3.1  CASH EARNINGS SUMMARY

Cash Earnings

			% Mov’t			% Mov’t
	Half Year	Half Year	Mar 07-	Full Year	Full Year	Sept 06-
$m	Sept 07	March 07	Sept 07	Sept 07	Sept 06	Sept 07
Net interest income		3,089			5,642
Non-interest income		1,771			3,456
Net operating income		4,860			9,098
Operating expenses		(2,229)			(4,295)
Core earnings		2,631			4,803
Impairment charges		(232)			(375)
Operating profit before tax		2,399			4,428
Income tax expense		(687)			(1,295)
Net profit		1,712			3,133
Net profit attributable to minority interests		(34)			(54)
Cash earnings		1,678			3,079
Effective tax rate		28.6%			29.2%

Impact of Exchange Rate Movements

	Half Year Sept 07 vs			Full Year Sept 07 vs
	Half Year March 07			Full Year Sept 06
	Cash			Cash
	earnings	FX impact	% growth	earnings	FX impact	% growth
	% growth	$m	ex-FX	% growth	$m	ex-FX
Net interest income
Non-interest income
Net operating income
Operating expenses
Core earnings
Impairment charges
Operating profit before tax
Income tax expense
Net Profit
Net profit attributable to minority interests
Cash earnings

3.2  REVIEW OF EARNINGS

3.2.1  Net Interest Income

Loans

				% Mov’t	% Mov’t
	As at 30 Sept	As at 31	As at 30 Sept	Mar 07-	Sept 06-
$m	2007	March 2007	2006	Sept 07	Sept 07
Business Unit
Consumer Financial Services		126,952	120,266
Housing		117,523	111,498
Personal (loans and cards)		9,429	8,768
Business Financial Services		48,114	45,738
Westpac Institutional Bank		37,611	32,083
New Zealand (NZ$)		40,129	36,605
BT Financial Group		4,166	3,621
Pacific Banking		1,195	1,153

Group
Net loans		253,238	234,484

Deposits

				% Mov’t	% Mov’t
	As at 30 Sept	As at 31	As at 30 Sept	Mar 07-	Sept 06-
$m	2007	March 2007	2006	Sept 07	Sept 07
Business Unit
Consumer Financial Services		49,969	48,006
Business Financial Services		48,104	44,782
Business		30,727	28,710
Working Capital		17,377	16,072
Westpac Institutional Bank		8,366	7,369
New Zealand (NZ$)		23,104	21,796
Pacific Banking		1,497	1,421

Other		49,342	47,121

Group
Total Deposits		177,715	167,741

Margins

			% Mov’t			% Mov’t
	Half Year	Half Year	Mar 07-	Full Year	Full Year	Sept 06-
$m	Sept 07	March 07	Sept 07	Sept 07	Sept 06	Sept 07
Net Interest Income		3,089			5,642
Tax equivalent gross-up		54			111
Adjusted Net Interest Income		3,143			5,753
Average Interest Earning Assets		279,591			250,703
Interest margin (%)		2.25%			2.29%

3.2.2  Non-Interest Income

			% Mov’t			% Mov’t
	Half Year	Half Year	Mar 07-	Full Year	Full Year	Sept 06-
$m	Sept 07	March 07	Sept 07	Sept 07	Sept 06	Sept 07
Fees & commissions		905			1,766
Wealth management and insurance income		579			1,035
Trading income		260			525
Other income		27			130
Non-interest income (cash earnings basis)		1,771			3,456

Markets

			% Mov’t			% Mov’t
	Half Year	Half Year	Mar 07-	Full Year	Full Year	Sept 06-
$m	Sept 07	March 07	Sept 07	Sept 07	Sept 06	Sept 07
Net interest income		8			(15)
Non interest income		245			455
Trading income		233			429
Other non-interest income		12			26
Total Markets income		253			440

3.2.3  Operating Expenses

			% Mov’t			% Mov’t
	Half Year	Half Year	Mar 07-	Full Year	Full Year	Sept 06-
$m	Sept 07	March 07	Sept 07	Sept 07	Sept 06	Sept 07
Salaries & other staff expenses		(1,223)			(2,324)
Equipment & occupancy expenses		(309)			(614)
Other expenses		(697)			(1,357)
Total expenses		(2,229)			(4,295)

Full Time Equivalent Employees (FTE)

			Mov’t			Mov’t
	Half Year	Half Year	Mar 07-	Full Year	Full Year	Sept 06-
Analysis of movement in FTE	Sept 07	March 07	Sept 07	Sept 07	Sept 06	Sept 07
Permanent employees		25,636			25,363
Temporary employees		1,676			1,861
Total FTE employees		27,312			27,224

3.2.4  Impairment Charges

			% Mov’t			% Mov’t
	Half Year	Half Year	Mar 07-	Full Year	Full Year	Sept 06-
$m	Sept 07	March 07	Sept 07	Sept 07	Sept 06	Sept 07
New individually assessed provisions (IAP)		(42)			(144)
Write-backs		22			113
Recoveries		8			25
Total IAP, write-backs and recoveries		(12)			(6)

Write-offs		(131)			(223)
Other changes in collectively assessed provisions		(89)			(146)
Total new collectively assessed provisions		(220)			(369)

Total impairment charges		(232)			(375)

3.3  CREDIT QUALITY

3.3.1  Credit Quality Key Metrics

Stressed Loans - Exposure by Credit Grade
as a % of Total Commitments	2H07	1H07	2H06	1H06
Impaired		0.15%	0.14%	0.16%
90 days past due, well secured		0.15%	0.14%	0.15%
Watchlist and substandard		0.53%	0.53%	0.44%
Total Stressed Loans		0.83%	0.81%	0.75%

Australian business products	2H07	1H07	2H06	1H06
90 days past due (3 month moving average)		0.61%	0.61%	0.57%

Other consumer loans	2H07	1H07	2H06	1H06
90 days past due		1.02%	0.85%	0.89%

Mortgage Loans	2H07	1H07	2H06	1H06
90 days past due		0.29%	0.25%	0.24%

Other	2H07	1H07	2H06	1H06
Total impaired assets /Gross loans and acceptances		0.22%	0.22%	0.26%
Total impairment provisions to total impaired assets		49.2%	49.3%	56.1%
Collectively assessed provisions to risk weighted assets (basis points)		68	68	64
Impairment charges on loans to average loans and acceptances annualised (basis points)		19	17	17

BUSINESS UNIT PERFORMANCE	Appendix 2 –Year End 2007 Template Release

4.0  BUSINESS UNIT RESULTS

			% Mov’t			% Mov’t
Cash earnings	Half Year	Half Year	Mar 07-	Full Year	Full Year	Sept 06-
$m	Sept 07	March 07	Sept 07	Sept 07	Sept 06	Sept 07
Consumer Financial Services		453			787
Business Financial Services		479			880
Westpac Institutional Bank		287			525
New Zealand		195			417
BT Financial Group (Australia)		201			339
Pacific Banking		34			76
Group Business Unit		29			55
Total Group cash earnings		1,678			3,079
Less Wealth Management
Australia		201			339
New Zealand		14			22
Total Wealth Management		215			361
Total banking cash earnings		1,463			2,718

			Mov’t			Mov’t
Expense to income ratio	Half Year	Half Year	Mar 07-	Full Year	Full Year	Sept 06-
%	Sept 07	March 07	Sept 07	Sept 07	Sept 06	Sept 07
Consumer Financial Services		55.2%			57.7%
Business Financial Services		35.1%			35.4%
Westpac Institutional Bank		40.5%			41.4%
New Zealand		48.2%			48.3%
BT Financial Group (Australia)		50.5%			53.1%
Pacific Banking		32.6%			31.3%
Total group ratio (reported)		45.4%			46.6%
Group ratio (cash earnings basis)		45.9%			47.2%
Wealth Management
Funds Management		60.4%			63.6%
Insurance		26.5%			27.7%
Total Wealth Management ratio		49.8%			52.5%
Total banking ratio (reported)		44.8%			45.8%
Banking ratio (cash earnings basis)		45.3%			46.5%

4.1  CONSUMER FINANCIAL SERVICES

			% Mov’t			% Mov’t
	Half Year	Half Year	Mar 07-	Full Year	Full Year	Sept 06-
$m	Sept 07	March 07	Sept 07	Sept 07	Sept 06	Sept 07
Net interest income		1,299			2,451
Non-interest income		408			714
Net operating income		1,707			3,165
Operating expenses		(942)			(1,827)
Core earnings		765			1,338
Impairment charges		(124)			(220)
Operating profit before tax		641			1,118
Tax and minority interests		(188)			(331)
Net profit after tax/cash earnings		453			787

Economic profit		448			770
Expense to income ratio (%)		55.2%			57.7%

		$bn			$bn
Deposits		50.0			48.0
Net loans		127.0			120.3
Total assets		128.2			121.0

4.2  BUSINESS FINANCIAL SERVICES

			% Mov’t			% Mov’t
	Half Year	Half Year	Mar 07-	Full Year	Full Year	Sept 06-
$m	Sept 07	March 07	Sept 07	Sept 07	Sept 06	Sept 07
Net interest income		891			1,627
Non-interest income		225			429
Net operating income		1,116			2,056
Operating expenses		(392)			(728)
Core earnings		724			1,328
Impairment charges		(42)			(69)
Operating profit before tax		682			1,259
Tax and minority interests		(203)			(379)
Net profit after tax/cash earnings		479			880

Economic profit		433			801
Expense to income ratio (%)		35.1%			35.4%

		$bn			$bn
Deposits		48.1			44.8
Net loans		48.1			45.7
Total assets		49.5			47.6

4.3 CFS AND BFS KEY METRICS

Lending Growth (%)	2H07	1H07	2H06	1H06
Consumer loans		11	12	12
Business loans		11	17	12
Total loans		11	13	12

Deposit Growth (%)	2H07	1H07	2H06	1H06
Consumer deposits		8	9	9
Business deposits		15	18	3
Total loans		11	13	6

Market Share (%)	2H07	1H07	2H06	1H06
Housing credit		13	13	13
Cards		19	18	18
WBC Business credit		13	13	12
Retail deposits		13	13	13

System Multiples	2H07	1H07	2H06	1H06
Housing credit		1.0	0.8	0.9
Cards		1.4	1.2	1.2
WBC business credit		0.9	1.7	1.1
Retail business credit		1.0	1.5	0.7
Retail deposits		1.3	0.9	0.6

Third Party Origination (%)	2H07	1H07	2H06	1H06
Consumer lending (mortgages)		39	38	38

Product Spreads (%)	2H07	1H07	2H06	1H06
Mortgages		0.98	1.03	1.08
Cards adjusted		5.29	6.00	6.05
S&I deposits		1.96	1.92	1.83
Business lending		1.81	1.86	1.94

Credit Quality (%)	2H07	1H07	2H06	1H06
Business impaired assets to total committed exposure		0.19	0.16	0.17
Business delinquencies > 90 days (3 month moving avg)		0.61	0.61	0.57
Mortgage delinquencies > 90 days		0.30	0.27	0.26
Other personal lending delinquencies > 90 days		1.06	0.89	0.91

Customer Satisfaction	2H07	1H07	2H06	1H06
Westpac consumer		70	70	72
Peer group		72	72	73

4.4 WESTPAC INSTITUTIONAL BANK

			% Mov’t			% Mov’t
	Half Year	Half Year	Mar 07-	Full Year	Full Year	Sept 06-
$m	Sept 07	March 07	Sept 07	Sept 07	Sept 06	Sept 07
Net interest income		294			474
Non-interest income		404			853
Net operating income		698			1,327
Operating expenses		(283)			(549)
Core earnings		415			778
Impairment charges		(11)			(39)
Operating profit before tax		404			739
Tax and minority interests		(117)			(214)
Net profit after tax/cash earnings		287			525

Economic profit		160			334
Expense to income ratio (%)		40.5%			41.4%

		$bn			$bn
Deposits		8.4			7.4
Net loans		37.6			32.1
Total assets		66.7			56.5

4.4.1 Institutional Bank (IB) (Excluding Structured Finance)

			% Mov’t			% Mov’t
	Half Year	Half Year	Mar 07-	Full Year	Full Year	Sept 06-
$m	Sept 07	March 07	Sept 07	Sept 07	Sept 06	Sept 07
Net interest income		238			362
Non-interest income		404			853
Net operating income		642			1,215
Operating expenses		(278)			(537)
Core earnings		364			678
Impairment charges		(11)			(39)
Operating profit before tax		353			639
Tax and minority interests		(101)			(185)
Net profit after tax/cash earnings		252			454

Economic profit		128			251
Expense to income ratio (%)		43.3%			44.2%

		$bn			$bn
Deposits		7.9			6.8
Net loans		36.9			31.3
Total assets		60.6			50.5

4.4.2 IB Key Metrics

Revenue Contribution by Business Segments
$m		2007	2006	2H07	1H07	2H06
Debt Markets			387		257	187
Specialised Capital Group			84		27	69
Foreign Exchange, Equities and Energy			324		154	145
Global Transactional Banking			173		93	90
Other			247		111	119
Total			1,215		642	610

4.4.3 Structured Finance (SF)

			% Mov’t			% Mov’t
	Half Year	Half Year	Mar 07-	Full Year	Full Year	Sept 06-
$m	Sept 07	March 07	Sept 07	Sept 07	Sept 06	Sept 07
Net interest income		56			112
Non-interest income		—			-
Net operating income		56			112
Operating expenses		(5)			(12)
Core earnings		51			100
Impairment charges		—			—
Operating profit before tax		51			100
Tax and minority interests		(16)			(29)
Net profit after tax/cash earnings		35			71

Economic profit		32			83
Expense to income ratio (%)		8.9%			10.7%

		$bn			$bn
Deposits		0.5			0.5
Net loans		0.7			0.8
Total assets		6.1			6.0

4.5 BT FINANCIAL GROUP (AUSTRALIA)

			% Mov’t			% Mov’t
	Half Year	Half Year	Mar 07-	Full Year	Full Year	Sept 06-
$m	Sept 07	March 07	Sept 07	Sept 07	Sept 06	Sept 07
Net interest income		27			67
Non-interest income		545			964
Net operating income		572			1,031
Operating expenses		(289)			(547)
Core earnings		283			484
Impairment charges		—			—
Operating profit before tax		283			484
Tax and minority interests		(82)			(145)
Net profit after tax/cash earnings		201			339

Economic profit		155			222
Expense to income ratio (%)		50.5%			53.1%

		$bn			$bn
Total assets		20.5			18.7
Funds under management		42.7			39.0
Funds under administration		47.8			40.4

			% Mov’t			% Mov’t
Cash Earnings	Half Year	Half Year	Mar 07-	Full Year	Full Year	Sept 06-
$m	Sept 07	March 07	Sept 07	Sept 07	Sept 06	Sept 07
Funds management business		115			195
Insurance		69			115
Total funds management and insurance		184			310
Other		17			29
Total cash earnings		201			339

4.5.1 Funds Management Business

			% Mov’t			% Mov’t
	Half Year	Half Year	Mar 07-	Full Year	Full Year	Sept 06-
$m	Sept 07	March 07	Sept 07	Sept 07	Sept 06	Sept 07
Net interest income		32			67
Non-interest income		437			788
Gross operating income		469			855
Commission expense		(54)			(95)
Net operating income		415			760
Operating expenses		(251)			(482)
Operating profit before tax		164			278
Tax and minority interests		(49)			(83)
Net profit after tax/cash earnings		115			195
Expense to income ratio		60.5%			63.4%

Movement of FUM/FUA/LUM

								% Mov’t	% Mov’t
	Sept			Net	Other	Sept	March	Mar 07-	Sept 06-
$bn	2006	Sales	Redns	Flows	Mov’t	2007	2007	Sept 07	Sept 07
Retail	21.2						22.0
Institutional	13.1						15.0
Wholesale	4.7						5.7
Total FUM	39.0						42.7
Wrap	26.6						31.8
Corporate Super	5.2						5.7
Other	8.6						10.3
Total FUA	40.4						47.8
Margin Lending	3.7						4.2
Total FUM/FUA/LUM	83.1						94.7

4.5.2 Insurance Business

			% Mov’t			% Mov’t
	Half Year	Half Year	Mar 07-	Full Year	Full Year	Sept 06-
$m	Sept 07	March 07	Sept 07	Sept 07	Sept 06	Sept 07
Net interest income		8			15
Non-interest income		162			272
Gross operating income		170			287
Commission expense		(35)			(58)
Net operating income		135			229
Operating expenses		(37)			(65)
Operating profit before tax		98			164
Tax and minority interests		(29)			(49)
Net profit after tax/cash earnings		69			115
Expense to income ratio		27.4%			28.4%

			% Mov’t			% Mov’t
Net profit after tax	Half Year	Half Year	Mar 07-	Full Year	Full Year	Sept 06-
$m	Sept 07	March 07	Sept 07	Sept 07	Sept 06	Sept 07
Life Insurance		33			50
General Insurance		36			65
Total		69			115

Premiums for risk businesses

	In-force					In-force	In-force	% Mov’t	% Mov’t
	Sept			Net	Other	Sept	March	Mar 07-	Sept 06-
$m	2006	Sales	Lapses	Inflows	mov’t	2007	2007	Sept 07	Sept 07
Life Insurance in-force premiums ($m)	253						266

			Mov’t			Mov’t
Ratios for Insurance Business	Half Year	Half Year	Mar 07-	Full Year	Full Year	Sept 06-
(%)	Sept 07	March 07	Sept 07	Sept 07	Sept 06	Sept 07
Life Insurance (loss ratio)		30			31
General Insurance (combined ratio)		58			61

			% Mov’t			% Mov’t
	Half Year	Half Year	Mar 07-	Full Year	Full Year	Sept 06-
$m	Sept 07	March 07	Sept 07	Sept 07	Sept 06	Sept 07
General Insurance Premium Income		135			255

4.5.3 Wealth Management Income Reconciliation

			% Mov’t			% Mov’t
	Half Year	Half Year	Mar 07-	Full Year	Full Year	Sept 06-
$m	Sept 07	March 07	Sept 07	Sept 07	Sept 06	Sept 07
Non-interest income BTFG Australia		545			964
Policyholder tax recoveries		66			61
Treasury shares adjustment		(16)			(12)
Net commission, premium and fee income		(7)			4
New Zealand wealth management & insurance		33			61
Other		8			6
Total wealth management & insurance income		629			1,084

4.6 NEW ZEALAND

			% Mov’t			% Mov’t
	Half Year	Half Year	Mar 07-	Full Year	Full Year	Sept 06-
NZ$m	Sept 07	March 07	Sept 07	Sept 07	Sept 06	Sept 07
Net interest income		494			945
Non-interest income		214			418
Net operating income		708			1,363
Operating expenses		(341)			(658)
Core earnings		367			705
Impairment charges		(42)			(31)
Operating profit before tax		325			674
Tax and minority interests		(104)			(216)
Net profit after tax/cash earnings		221			458

Economic profit		107			258
Expense to income ratio (%)		48.2%			48.3%

		$bn			$bn
Deposits		23.1			21.8
Net loans		40.1			36.6
Total assets		41.4			38.7
Funds under management		1.9			1.9

4.6.1 New Zealand Key Metrics

Lending Growth (%)	2H07	1H07	2H06	1H06
Mortgages		23	15	13
Unsecured personal lending		16	11	6
Consumer lending		23	14	13
Business lending		11	11	9
Total lending		19	12	13

Deposit Growth (%)	2H07	1H07	2H06	1H06
Consumer deposits		10	9	7
Business deposits		17	10	15
Total deposits		12	10	9

Market Share Metrics	2H07	1H07	2H06	1H06
Consumer lending:
Market share		19%	18%	18%
Market share multiple		1.5	1.2	0.9
Deposits:
Market share		20%	21%	21%
Market share multiple		1.0	0.8	1.0

Product Spreads (%)	2H07	1H07	2H06	1H06
Consumer lending spread		1.18	1.33	1.34
Business lending spread		1.53	1.62	1.60
Total lending spreads		1.34	1.47	1.47
Deposits spreads		1.80	1.81	1.94

Credit Quality (%)	2H07	1H07	2H06	1H06
% of Portfolio > 90 Days
Housing delinquency		0.20	0.13	0.15
Unsecured consumer delinquency		0.75	0.62	0.77

Impaired Assets
Impaired Assets/Total TCE		0.16	0.16	0.15

Customer Satisfaction	2H07	1H07	2H06	1H06
Consumer satisfaction		57%	58%	59%
Consumer satisfaction - position in market		5	5	4
Business satisfaction		57%	61%	57%
Business satisfaction - position in market		4	4	4

4.7 PACIFIC BANKING

			% Mov’t			% Mov’t
	Half Year	Half Year	Mar 07-	Full Year	Full Year	Sept 06-
$m	Sept 07	March 07	Sept 07	Sept 07	Sept 06	Sept 07
Net interest income		48			91
Non-interest income		44			85
Net operating income		92			176
Operating expenses		(30)			(55)
Core earnings		62			121
Impairment charges		(13)			(7)
Operating profit before tax		49			114
Tax and minority interests		(15)			(38)
Net profit after tax/cash earnings		34			76

Economic profit		29			62
Expense to income ratio (%)		32.6%			31.3%

		$bn			$bn
Deposits		1.5			1.4
Total assets		1.7			1.6

4.8 GROUP BUSINESS UNIT

			% Mov’t			% Mov’t
	Half Year	Half Year	Mar 07-	Full Year	Full Year	Sept 06-
$m	Sept 07	March 07	Sept 07	Sept 07	Sept 06	Sept 07
Net interest income		95			69
Non-interest income		(43)			31
Net operating income		52			100
Operating expenses		7			11
Core earnings		59			111
Impairment charges		(5)			(11)
Operating profit before tax		54			100
Tax and minority interests		(25)			(45)
Cash Earnings		29			55

			% Mov’t			% Mov’t
Group Treasury	Half Year	Half Year	Sept 06-	Full Year	Full Year	Mar 06-
$m	Sept 07	March 07	Mar 07	Sept 07	Sept 06	Mar 07
Net interest income		123			142
Non-interest income		—			48
Cash Earnings		74			112

2007  FINANCIAL INFORMATION

5.1 CONSOLIDATED INCOME STATEMENT

				% Mov’t			% Mov’t
		Half Year	Half Year	Mar 07-	Full Year	Full Year	Sept 06-
$m	Note	Sept 07	March 07	Sept 07	Sept 07	Sept 06	Sept 07
Interest income	4		10,429			18,091
Interest expense	4		(7,340)			(12,449)
Net interest income			3,089			5,642
Non-interest income	5		1,820			3,575
Net operating income			4,909			9,217
Operating expenses	6		(2,229)			(4,295)
Impairment charges on loans	12		(232)			(375)
Profit before income tax			2,448			4,547
Income tax expense	8		(773)			(1,422)
Net profit for the period			1,675			3,125
Net profit attributable to minority interests			(34)			(54)
Net profit attributable to equity holders of WBC			1,641			3,071

5.2          CONSOLIDATED BALANCE SHEET

					% Mov’t	% Mov’t
As at 30 September 2007		30 Sept	31 March	30 Sept	Mar 07-	Sept 06-
$m	Note	2007	2007	2006	Sept 07	Sept 07
Assets
Cash and balances with central banks			3,548	3,132
Due from other financial institutions			11,903	12,211
Derivative financial instruments	20		14,355	10,311
Other trading assets			17,476	13,560
Other financial assets designated at fair value			3,317	3,282
Available-for-sale securities			1,009	969
Loans	11		253,238	234,484
Life insurance assets			15,390	14,281
Regulatory deposits with central banks overseas			332	465
Goodwill and other intangible assets			2,965	2,952
Property, plant and equipment			474	466
Net deferred tax assets			723	653
Other assets			3,470	2,812
Total assets			328,200	299,578

Liabilities
Due to other financial institutions			14,710	12,051
Deposits at fair value	18		36,066	33,286
Deposits at amortised cost	18		141,649	134,455
Derivative financial instruments	20		14,880	9,342
Other trading liabilities and other financial liabilities at fair value			3,784	2,893
Debt issues			73,122	66,080
Current tax liabilities			304	301
Life insurance liabilities			14,290	13,476
Provisions			766	868
Other liabilities			4,716	4,771
Total liabilities excluding loan capital			304,287	277,523

Loan capital
Subordinated bonds, notes and debentures			5,323	4,107
Subordinated perpetual notes			483	521
Trust preferrred securities 2004 (TPS 2004)			618	665
Fixed interest resettable trust securities (FIRsTS)			665	664
Total loan capital			7,089	5,957
Total liabilities			311,376	283,480

Net assets			16,824	16,098

Shareholders’ equity
Share capital:
Ordinary share capital			5,758	5,519
Treasury shares			(103)	(51)
Reserves			188	186
Retained profits			9,070	8,532
Total equity attributable to equity holders of WBC			14,913	14,186

Minority Interests
Trust preferrred securities 2003 (TPS 2003)			1,137	1,137
Trust preferrred securities 2006 (TPS 2006)			751	751
Other			23	24
Total minority interests			1,911	1,912
Total shareholders equity and minority interests			16,824	16,098

5.4          CONSOLIDATED STATEMENT OF RECOGNISED INCOME AND EXPENSE

			% Mov’t			% Mov’t
	Half Year	Half Year	Mar 07-	Full Year	Full Year	Sept 06-
$m	Sept 07	March 07	Sept 07	Sept 07	Sept 06	Sept 07
Gains/(losses) on available-for-sale securities:
Recognised in equity		(3)			57
Transferred to the income statement		(19)			(35)
Gains/(losses) on cash flow hedging instruments:
Recognised in equity		72			(42)
Transferred to the income statement		4			(36)
Exchange differences on translation of foreign operations		(105)			26
Income tax on items taken directly to or transferred directly from equity:
Available-for-sale securities reserve		7			(7)
Cash flow hedging reserve		(23)			25
Foreign currency translation reserve		31			13
Net income recognised directly in equity		(36)			1
Profit for the period		1,675			3,125
Total net income recognised for the period		1,639			3,126
Attributable to:
Members of the parent		1,605			3,072
Minority interests		34			54
Total net income recognised for the period		1,639			3,126

Note 2.      Interest spread and margin analysis

	Half Year	Half Year	Full Year	Full Year
	Sept 07	March 07	Sept 07	Sept 06
Group
External interest earning assets ($m)		279,591		250,703
Net interest income ($m)		3,143		5,753
Interest spread (%)		1.90		1.92
Benefit of net non-interest bearing liabilities and equity (%)		0.35		0.37
Interest margin (%)		2.25		2.29

Analysis by business unit

External interest earning assets ($m)
Consumer Financial Services		105,137		96,748
Business Financial Services		65,157		58,949
Westpac Institutional Bank		51,640		43,782
New Zealand (AUD)		33,667		30,206
BT Financial Group		3,828		3,148
Pacific Banking		1,193		854
Group Business Unit		18,969		17,016
Group total		279,591		250,703
New Zealand (NZD)		38,261		34,402

Net interest income ($m) (excluding capital benefit)
Consumer Financial Services		1,222		2,315
Business Financial Services		784		1,439
Westpac Institutional Bank		188		306
New Zealand (AUD)		369		746
BT Financial Group		(32)		(54)
Pacific Banking		45		82
Group Business Unit		567		919
Group total		3,143		5,753
Tax equivalent gross up		(54)		(111)
Reported net interest income		3,089		5,642
New Zealand (NZD)		420		818

Interest margin (%)
Consumer Financial Services		2.33%		2.39%
Business Financial Services		2.41%		2.44%
Westpac Institutional Bank		0.73%		0.70%
New Zealand		2.20%		2.47%
BT Financial Group		(1.68)%		(1.70)%
Pacific Banking		7.56%		9.64%
Group Business Unit		5.99%		5.40%
New Zealand (NZD)		2.20%		2.38%

Note 3.      Average balance sheet and interest rates

	Full Year			Full Year
	30 September 2007			30 September 2006
	Average	Interest	Average	Average	Interest	Average
	Balance	Income	Rate	Balance	Income	Rate
	$m	$m	%	$m	$m	%
Assets
Interest earning assets
Due from other financial institutions				13,824	785	5.7%
Trading securities				14,026	847	6.0%
Available-for-sale securities				819	51	6.2%
Other financial assets designated at fair value				2,907	193	6.6%
Regulatory deposits				331	16	4.8%
Loans and other receivables				218,796	16,280	7.4%

Total interest earning assets and interest income				250,703	18,172	7.2%

Non-interest earning assets
Cash, due from other financial institutions and regulatory deposits				734
Life insurance assets				14,039
All other assets				16,576
Total non-interest earning assets				31,349
Total assets				282,052

	Full Year			Full Year
	30 September 2007			30 September 2006
	Average	Interest	Average	Average	Interest	Average
	Balance	Expense	Rate	Balance	Expense	Rate
	$m	$m	%	$m	$m	%
Liabilities
Interest bearing liabilities
Deposits				152,924	7,569	4.9%
Due to other financial institutions				10,065	532	5.3%
Loan capital				6,232	347	5.6%
Other interest bearing liabilities				63,795	3,971	6.2%
Total interest bearing liabilities and interest expense				233,016	12,419	5.3%
Non-interest bearing liabilities
Deposits and due to other financial institutions				6,406
Life insurance policy liabilities				13,135
All other liabilities				14,653
Total non-interest bearing liabilities				34,194
Total liabilities				267,210
Shareholders’ equity				13,369
Minority interests				1,473
Total equity				14,842
Total liabilities and equity				282,052

	Half Year			Half Year
	30 September 2007			31 March 2007
	Average	Interest	Average	Average	Interest	Average
	Balance	Income	Rate	Balance	Income	Rate
	$m	$m	%	$m	$m	%
Assets
Interest earning assets
Due from other financial institutions				14,383	407	5.7%
Trading securities				15,062	449	6.0%
Available-for-sale securities				875	27	6.2%
Other financial assets designated at fair value				2,674	86	6.4%
Regulatory deposits				399	10	5.3%
Loans and other receivables				246,198	9,484	7.7%

Total interest earning assets and interest income				279,591	10,463	7.5%

Non-interest earning assets
Cash, due from other financial institutions and regulatory deposits				1,074
Life insurance assets				14,921
All other assets				18,886
Total non-interest earning assets				34,881
Total assets				314,472

	Half Year			Half Year
	30 September 2007			31 March 2007
	Average	Interest	Average	Average	Interest	Average
	Balance	Expense	Rate	Balance	Expense	Rate
	$m	$m	%	$m	$m	%
Liabilities
Interest bearing liabilities
Deposits				168,247	4,511	5.4%
Due to other financial institutions				11,208	297	5.3%
Loan capital				6,608	190	5.8%
Other interest bearing liabilities				76,112	2,322	6.1%
Total interest bearing liabilities and interest expense				262,175	7,320	5.6%
Non-interest bearing liabilities
Deposits and due to other financial institutions				7,022
Life insurance policy liabilities				13,780
All other liabilities				15,315
Total non-interest bearing liabilities				36,117
Total liabilities				298,292
Shareholders’ equity				14,271
Minority interests				1,909
Total equity				16,180
Total liabilities and equity				314,472

	Full Year			Full Year
	30 September 2007			30 September 2006
	Average		Average	Average		Average
	Balance	Interest	Rate	Balance	Interest	Rate
	$m	$m	%	$m	$m	%
Loans and other receivables:
Australia				181,690	13,186	7.3%
New Zealand				34,468	2,930	8.5%
Other overseas				2,638	164	6.2%

Deposits:
Australia				119,064	5,666	4.8%
New Zealand				23,797	1,475	6.2%
Other overseas				10,063	428	4.3%

	Half Year			Half Year
	30 September 2007			31 March 2007
	Average		Average	Average		Average
	Balance	Interest	Rate	Balance	Interest	Rate
	$m	$m	%	$m	$m	%
Loans and other receivables:
Australia				202,766	7,656	7.6%
New Zealand				39,951	1,741	8.7%
Other overseas				3,481	87	5.0%

Deposits:
Australia				129,199	3,368	5.2%
New Zealand				25,749	831	6.5%
Other overseas				13,299	312	4.7%

Note 4.     Net interest income

			% Mov’t			% Mov’t
	Half Year	Half Year	Mar 07-	Full Year	Full Year	Sept 06-
$m	Sept 07	March 07	Sept 07	Sept 07	Sept 06	Sept 07
Interest income
Loans		9,289			15,895
Due from other financial institutions		407			785
Available-for-sale securities		27			51
Regulatory deposits with central banks overseas		10			16
Trading securities		442			845
Net gain/(loss) on ineffective hedges		7			2
Other financial assets designated at fair value		68			152
Other		179			345
Total interest income		10,429			18,091

Interest expense
Current and term deposits		(3,335)			(5,629)
Due to other financial institutions		(317)			(562)
Debt issues		(1,651)			(2,563)
Loan capital		(190)			(347)
Trading liabilities		(325)			(822)
Deposits at fair value		(1,176)			(1,940)
Other		(346)			(586)
Total interest expense		(7,340)			(12,449)
Net interest income		3,089			5,642

Note 5.     Non-interest income

			% Mov’t			% Mov’t
	Half Year	Half Year	Mar 07-	Full Year	Full Year	Sept 06-
$m	Sept 07	March 07	Sept 07	Sept 07	Sept 06	Sept 07
Fees and commissions
Banking and credit related fees		260			497
Transaction fees and commissions received		580			1,087
Service and management fees		17			37
Other non-risk fee income		48			145
		905			1,766

Wealth management and insurance income
Life insurance and funds management net operating income		571			980
General insurance commissions and premiums (net of claims paid)		58			104
		629			1,084
Trading income
Foreign exchange		159			279
Other trading securities		101			246
		260			525
Other income
Dividends received		7			9
Rental income		1			3
Net gain/(loss) on ineffective hedges		2			3
Hedging of overseas operations		(29)			(34)
Gain on disposal of assets		22			44
Net gain/(loss) on financial assets at fair value		5			74
Other		18			101
		26			200
Non-interest income		1,820			3,575

Note 6.    Expense analysis

			% Mov’t			% Mov’t
	Half Year	Half Year	Mar 07-	Full Year	Full Year	Sept 06-
$m	Sept 07	March 07	Sept 07	Sept 07	Sept 06	Sept 07
Salaries and other staff expenses
Salaries and wages		972			1,820
Other staff expenses		244			477
Restructuring costs		7			27
Total salaries and other staff expenses		1,223			2,324

Equipment and occupancy expenses
Operating lease rentals		134			240
Depreciation, amortisation and impairment:
Premises		1			2
Leasehold improvements		14			23
Furniture and equipment		17			38
Technology		29			50
Software		92			175
Equipment repairs and maintenance		18			36
Electricity, water and rates		4			9
Land tax		(1)			2
Other		1			39
Total equipment and occupancy expenses		309			614

Other expenses
Amortisation of deferred expenditure		2			4
Non-lending losses		26			54
Purchased services:
Technology and information services		74			139
Legal		18			24
Other professional services		139			275
Stationery		27			53
Postage and freight		49			99
Outsourcing costs		239			477
Insurance		6			13
Advertising		45			75
Transaction taxes		3			4
Training		7			20
Travel		27			55
Other expenses		35			65
Total other expenses		697			1,357
Total		2,229			4,295

Note 7.    Deferred expenses and capitalised software

				% Mov’t	% Mov’t
	30 Sept	31 March	30 Sept	Mar 07-	Sept 06-
$m	2007	2007	2006	Sept 07	Sept 07
Capitalised software		485	480
Deferred acquisition costs		126	120
Other		32	29

Note 8.    Income tax

			% Mov’t			% Mov’t
	Half Year	Half Year	Mar 07-	Full Year	Full Year	Sept 06-
$m	Sept 07	March 07	Sept 07	Sept 07	Sept 06	Sept 07
The income tax expense for the year is reconciled to the profit per the income statement as follows: Profit before income tax expense		2,448			4,547
Prima facie income tax based on the Australian company tax rate of 30% (2006: 30%)		734			1,364
The effect of amounts which are not deductible (assessable) in calculating taxable income
Change in tax rate		—			—
Rebateable and exempt dividends		(39)			(49)
Tax losses and temporary differences not previously recognised now brought to account		1			24
Life insurance:
Tax adjustment on policyholders’ earnings		46			43
Adjustment for life business tax rates		—			(3)
Other non-assessable items		(10)			(138)
Other non-deductible items		56			120
Adjustment for overseas tax rates		14			21
Income tax (over)/under provided in prior years		(12)			36
Other items		(17)			4
Total income tax expense in the income statement		773			1,422
Average effective income tax rate (%)		31.6			31.3
Tax equivalent gross up		54			111
Effective tax rate (%) (excluding life company)		28.9			30.0
Effective tax rate (%) (including gross up)		33.0			32.9
Effective tax rate (%) (including gross up and excluding life company accounting)		30.4			31.7

Note 9.    Dividends

	Half Year	Half Year	Full Year	Full Year
	Sept 07	March 07	Sept 07	Sept 06
Ordinary dividend (cents per share)
Interim (fully franked)		63		56
Final (fully franked) - proposed dividend		—		60
		63		116
Total dividends paid
Ordinary dividends paid ($m)		1,101		1,977
		1,101		1,977
Ordinary dividend payout ratio		70.7%		69.4%
Ordinary dividend payout ratio - cash earnings		69.3%		69.4%

Note 10.    Earnings per ordinary share

			% Mov’t			% Mov’t
	Half Year	Half Year	Mar 07-	Full Year	Full Year	Sept 06-
$m	Sept 07	March 07	Sept 07	Sept 07	Sept 06	Sept 07
Earnings per ordinary share (cents):
Basic		89.1			167.2
Fully diluted		88.7			165.7
Cash earnings per ordinary share (cents)		90.9			167.2
Weighted average number of fully paid ordinary shares (millions) - Basic		1,841			1,837
Weighted average number of fully paid ordinary shares (millions) - Fully diluted		1,894			1,902

Reconciliation of ordinary shares on issue (millions)
Number of ordinary shares on issue at 1 October 2006	1,840
Number of shares issued under the Dividend
Reinvestment Plan (DRP)
Number of shares issued under the Employee Share Plan (ESP)
Number of ordinary shares on issue at 30 September 2007

	Half Year		Half Year		Full Year		Full Year
	30 Sept		31 March		30 Sept		30 Sept
	2007		2007		2007		2006
	Basic	Diluted	Basic	Diluted	Basic	Diluted	Basic	Diluted
Reconciliation of earnings used in the calculation of earnings per ordinary share ($millions)
Net profit			1,675	1,675			3,125	3,125
Net profit attributable to minority interests			(34)	(34)			(54)	(54)
Distribution on RSP shares			—	—			—	—
FIRsTS distributions			—	22			—	44
2004 TPS distributions			—	17			—	37
Earnings			1,641	1,680			3,071	3,152
Weighted average number of ordinary shares (millions)

Weighted average number of ordinary shares			1,846	1,846			1,842	1,842
Effect of own shares held			(5)	(5)			(5)	(5)
Potential dilutive adjustment:
Exercise of options			—	2			—	5
Conversion of 2004 TPS			—	25			—	31
Conversion of FIRsTS			—	26			—	29
Other			—	—			—	—
Total weighted average number of ordinary shares			1,841	1,894			1,837	1,902
Earnings per ordinary share (cents)			89.1	88.7			167.2	165.7

Note 11.    Loans

				% Mov’t	% Mov’t
As at	30 Sept	31 March	30 Sept	Mar 07-	Sept 06-
$m	2007	2007	2006	Sept 07	Sept 07
Loans are classified based on the location of the lending office
Australia
Overdrafts		2,989	3,113
Credit card outstandings		7,284	6,755
Overnight and at call money market loans		436	248
Acceptance finance		19,886	18,617
Term loans:
Housing		102,632	96,456
Housing - Line of credit		14,558	14,698
Total housing		117,190	111,154
Non-housing		49,837	44,678
Finance leases		4,177	4,216
Margin Lending		4,166	3,621
Other		3,000	3,257
Total Australia		208,965	195,659

New Zealand
Overdrafts		1,099	1,179
Credit card outstandings		911	857
Overnight and at call money market loans		1,765	1,474
Term loans:
Housing		24,083	21,374
Non-housing		12,796	10,979
Other		937	782
Total New Zealand		41,591	36,645

Other Overseas
Overdrafts		183	204
Term loans:
Housing		667	641
Non-housing		3,097	2,499
Finance leases		17	19
Other		33	17
Total Overseas		3,997	3,380

Total loans		254,553	235,684
Provision for impairment of loans		(1,315)	(1,200)
Total net loans		253,238	234,484

Note 12.     Provisions for impairment charges

	Half Year	Half Year	Full Year	Full Year
$m	Sept 07	March 07	Sept 07	Sept 06
Collectively assessed provisions
Balance at beginning of the period		1,194		1,530
Adjustment on transition to A-IFRS		—		(545)
Restated balance at beginning of period		1,194		985
New provisions raised		220		369
Utilised		—		(4)
Write-offs		(131)		(223)
Discount unwind		57		92
Exchange rate adjustments		(15)		(25)
Closing balance		1,325		1,194

Individually assessed provisions
Restated balance at beginning of period		164		199
New individually assessed provisions		42		144
Write-backs		(22)		(113)
Write-offs		(19)		(68)
Discount unwind		(2)		2
Exchange rate adjustments		(1)		—
Closing balance		162		164
Total provisions for impairment charges on loans and credit commitments		1,487		1,358
Less provisions for credit commitments		(172)		(158)
Total provisions for impairment charges on loans		1,315		1,200

	Half Year	Half Year	Full Year	Full Year
$m	Sept 07	March 07	Sept 07	Sept 06
Reconciliation of Impairment charges
New individually assessed provisions		42		144
Write-backs		(22)		(113)
Recoveries		(8)		(25)
New collectively assessed provisions		220		369
Impairment charges		232		375

Note 13.     Non-performing loans

	Half Year	Half Year	Full Year
$m	Sept 07	March 07	Sept 06
Australia
Non-accrual assets:
Gross		311	284
Impairment provisions		(122)	(121)
Net		189	163
Restructured loans:
Gross		17	21
Impairment provisions		(9)	(10)
Net		8	11
Overdrafts and revolving credit greater than 90 days:
Gross		99	78
Impairment provisions		(96)	(74)
Net		3	4
Net Australian non-performing loans		200	178

New Zealand
Non-accrual assets:
Gross		59	58
Impairment provisions		(17)	(16)
Net		42	42
Restructured loans:
Gross		—	—
Impairment provisions		—	—
Net		—	—
Overdrafts and revolving credit greater than 90 days:
Gross		13	9
Impairment provisions		(7)	(5)
Net		6	4
Net New Zealand non-performing loans		48	46

Other Overseas
Non-accrual assets:
Gross		70	69
Impairment provisions		(28)	(30)
Net		42	39
Restructured loans:
Gross		1	1
Impairment provisions		—	—
Net		1	1
Overdrafts and revolving credit greater than 90 days:
Gross		2	1
Impairment provisions		(2)	(1)
Net		—	—
Net other Overseas non-performing loans		43	40

Total net non-performing loans		291	264

Note 14.     Movement in gross impaired assets

				% Mov’t	% Mov’t
	30 Sept	31 March	30 Sept	Mar 07-	Sept 06-
$m	2007	2007	2006	Sept 07	Sept 07
Balance as at beginning of period		521	556
New and increased		176	201
Write-offs		(150)	(178)
Returned to performing or repaid		(115)	(181)
Portfolio managed - new/increased/returned/repaid		137	126
Exchange rate and other adjustments		3	(3)
Balance as at period end		572	521

Note 15.     Items past 90 days but well secured

				% Mov’t	% Mov’t
	30 Sept	31 March	30 Sept	Mar 07-	Sept 06-
$m	2007	2007	2006	Sept 07	Sept 07
Australia:
Housing products		141	116
Other products		370	341
Total Australia		511	457
New Zealand:
Housing products		31	28
Other products		6	2
Other Overseas		27	9
Total Overseas		64	39
Total		575	496

Note 16.     Impaired assets and provisioning ratios

						% Mov’t	% Mov’t
	30 Sept	31 March		30 Sept		Mar 07-	Sept 06-
	2007	2007		2006		Sept 07	Sept 07
Total impaired assets to gross loans and acceptances		0.22%		0.22%
Net impaired assets to equity and collectively assessed provisions		1.6%		1.5%
Total impairment provisions to total impaired assets		49.2%		49.3%
Collectively assessed provisions to non-housing loans		114	bps	113	bps
Total provisions to gross loans		63	bps	63	bps
Total impaired assets to equity and total provisions		3.1%		3.0%

Note 17.     Delinquencies (90 days past due loans)

				% Mov’t	% Mov’t
	30 Sept	31 March	30 Sept	Mar 07-	Sept 06-
	2007	2007	2006	Sept 07	Sept 07
Mortgages		0.29%	0.25%
Other Personal Lending		1.02%	0.85%
Total Personal Lending		0.34%	0.29%
Australian Business Banking Portfolio		0.61%	0.61%

Note 18.     Deposits

				% Mov’t	% Mov’t
As at	30 Sept	31 March	30 Sept	Mar 07-	Sept 06-
$m	2007	2007	2006	Sept 07	Sept 07
Australia
Deposits at fair value
Certificates of deposit		29,479	27,917
Total deposits at fair value		29,479	27,917
Deposits at amortised cost
Non-interest bearing, repayable at call		3,444	3,641
Certificates of deposit		42	712
Other interest bearing:
At call		77,299	72,590
Term		24,611	23,704
Total deposits at amortised cost		105,396	100,647
Total Australia		134,875	128,564

New Zealand
Deposits at fair value
Certificates of deposit		3,137	3,601
Total deposits at fair value		3,137	3,601
Deposits at amortised cost
Non-interest bearing, repayable at call		1,921	1,923
Certificates of deposit		—	—
Other interest bearing:
At call		11,435	9,810
Term		11,717	11,193
Total deposits at amortised cost		25,073	22,926
Total New Zealand		28,210	26,527

Other Overseas
Deposits at fair value
Certificates of deposit		3,450	1,768
Total deposits at fair value		3,450	1,768
Deposits at amortised cost
Non-interest bearing, repayable at call		315	288
Certificates of deposit		958	594
Other interest bearing:
At call		604	628
Term		9,303	9,372
Total deposits at amortised cost		11,180	10,882
Total Overseas		14,630	12,650

Total deposits		177,715	167,741

Note 19.     Capital adequacy

As at	30 Sept	31 March	30 Sept
$m	2007	2007	2006
Tier 1 capital
Total equity		16,824	16,098
Treasury shares		63	100
Equity reserves		(51)	(13)
Trust preferred securities (2004 TPS)		618	665
Fixed interest resettable trust securities (FIRsTS)		665	664
Dividends provided for capital adequacy purposes		(1,166)	(1,105)
Goodwill (excluding funds management entities)		(1,234)	(1,224)
Deferred tax assets		(511)	(363)
Estimated reinvestment under dividend reinvestment plan		269	136
Retained earnings, reserves and goodwill in life and general insurance, funds management and securitisation entities		(1,535)	(1,574)
Equity in captive lenders mortgage insurance entities		(131)	(119)
Capitalised expenditure		(222)	(142)
Deferred fees		70	59
Capitalised software		(484)	(479)
Pension fund surpluses and deficits:
Recorded in accounts		236	185
Actual pension fund deficits		(144)	(82)
General reserve for credit losses		(124)	(117)
Deferred tax assets related to general reserve for credit losses		37	35
Other Tier 1 deductions as advised by APRA		(70)	(70)
Transition relief		664	664
Total Tier 1 capital		13,774	13,318
Tier 2 capital
Subordinated undated capital notes		483	521
General reserve for credit losses		124	117
Deferred tax assets related to general reserve for credit losses		(37)	(35)
Collectively assessed provision		1,325	1,195
Deferred tax assets related to collectively assessed provision		(402)	(362)
Collectively assessed provisions treated as specific provisions for regulatory purposes		(118)	(93)
Deferred tax assets related to collectively assessed provisions treated as specific provisions for regulatory purposes		35	28
Eligible subordinated bonds, notes and debentures		5,303	4,121
Revaluation reserve - available-for-sale securities		—	10
Transition relief		362	362
Total Tier 2 capital		7,075	5,864
Total Tier 1 and Tier 2 capital		20,849	19,182
Deductions:
Capital in life and general insurance, funds management and securitisation activities		(935)	(680)
Credit portfolio management - subordinated tranche		—	—
Net qualifying capital		19,914	18,502
Risk weighted assets		211,984	193,417
Tier 1 capital ratio		6.5%	6.9%
Tier 2 capital ratio		3.3%	3.0%
Deductions		(0.4%)	(0.3%)
Total capital ratio		9.4%	9.6%

As at	30 Sept	31 March	30 Sept
$m	2007	2007	2006
Adjusted common equity
Total Tier 1 capital		13,774	13,318
Less: Hybrid capital (net of excess of 25% of Tier 1 capital)		(3,171)	(3,217)
Less: Other deductions in relation to non-consolidated subsidiaries		(768)	(680)
Less: Credit portfolio management - subordinated tranche		—	—
Less: Transition relief		(664)	(664)
Adjusted common equity		9,171	8,757
Risk weighted assets		211,125	192,391
Adjusted common equity to risk weighted assets		4.3%	4.6%

					Risk Weighted
	Balance				Balance
	30 Sept	31 Mar	30 Sept	Risk	30 Sept	31 Mar	30 Sept
	2007	2007	2006	Weight	2007	2007	2006
	$m	$m	$m	%	$m	$m	$m
Risk adjusted assets
On-balance sheet assets
Cash, claims on the RBA, Australian Commonwealth Government
Government Securities under one year and other zero-weighted assets		39,624	31,536	0%		—	—
Claims on OECD banks and local governments		11,236	11,266	20%		2,247	2,253
Loans secured by residential mortgages and other 50% weighted assets		140,008	132,094	50%		70,004	66,047
All other assets		112,460	100,112	100%		112,460	100,112
Total on-balance sheet assets - credit risk		303,328	275,008			184,711	168,412

	Contact or Notional			Credit Equivalent			Risk Weighted
	Amount			Amount			Balance
	30 Sept	31 Mar	30 Sept	30 Sept	31 Mar	30 Sept	30 Sept	31 Mar	30 Sept
	2007	2007	2006	2007	2007	2006	2007	2007	2006
	$m	$m	$m	$m	$m	$m	$m	$m	$m
Gross off-balance sheet exposures - credit risk		1,612,076	1,381,409		56,522	45,937		27,128	23,980
Netting of off-balance sheet exposures		(856,982)	(621,607)		(11,641)	(7,885)		(3,351)	(2,306)
Total off-balance sheet exposures - credit risk		755,094	759,802		44,881	38,052		23,777	21,674
Total risk adjusted assets - credit risk								208,488	190,086
Risk adjusted assets - market risk								2,470	2,305
Risk adjusted assets - transition relief								1,026	1,026
Total risk adjusted assets								211,984	193,417

Note 20.     Derivative financial instruments

As at 30 September 2007	Notional	Fair Value	Fair Value
$m	Amount	(Asset)	(Liability)
Held for trading
Interest rate
Futures
Forwards
Swaps
Options
Foreign exchange
Futures
Forwards
Swaps
Options
Commodities
Equities and credit
Total held for trading derivatives
Fair value hedges
Interest rate
Futures
Forwards
Swaps
Purchased options
Foreign exchange
Futures
Forwards
Swaps
Total fair value hedging derivatives
Cash flow hedges
Interest rate
Futures
Forwards
Swaps
Foreign exchange
Futures
Forwards
Swaps
Total cash flow hedging derivatives
Net investment hedges
Foreign exchange
Borrowings
Other
Total net investment hedges
Total derivatives
As at 31 March 2007	1,432,417	14,355	14,880
As at 30 September 2006	1,310,044	10,311	9,342

Underlying cash flows from cash flow hedges are, as a proportion of total cash flow, expected to occur in the following periods:

	Less Than	1 Month to	3 Months	1 Year to				Over
	1 Month	3 Months	to 1 Year	2 Years	2-3 Years	3-4 Years	4-5 Years	5 Years
September 2007
Cash inflows (assets)
Cash outflows (liabilities)

Daily value at risk

We use value at risk as the primary method for measuring and monitoring market risk exposure against Board approved limits.  Value at risk is an estimate of the worst case loss in value of trading positions, to a 99% confidence level, assuming positions were held unchanged for one day. The main types of market risk arising from our trading activities are interest rate and foreign exchange risks. Other market risks also include commodity, equity, prepayment, specific issuer and capital markets underwriting risks. The table below depicts the aggregate financial markets (including capital markets underwriting) value at risk for the last three half years.

$m	High	Low	Average
Six months ended 30 September 2007
Six months ended 31 March 2007	7.3	3.2	4.7
Six months ended 30 September 2006	8.3	4.2	5.9

	Half Year	Half Year	Half Year
Average	30 Sept	31 March	30 Sept
$m	2007	2007	2006
Interest rate risk		3.1	3.2
Foreign exchange risk		1.2	1.3
Volatility risk		1.1	0.8
Equity risk		#	#
Commodity risk		#	#
Other market risks		1.8	2.3
Diversification benefit		(2.5)	(1.7)
Net market risk		4.7	5.9

The table below depicts the aggregate non-traded value at risk managed by Group Treasury for the last three half years.

$m	High	Low	Average
Six months ended 30 September 2007
Six months ended 31 March 2007	18.0	2.8	8.4
Six months ended 30 September 2006	32.8	8.1	16.0

# Indicates change in format to align with risk classifications as per APRA model accreditation.

Note 23.     Consolidated statement of changes in shareholders’ equity

			% Mov’t			% Mov’t
	Half Year	Half Year	Mar 07-	Full Year	Full Year	Sept 06-
$m	Sept 07	March 07	Sept 07	Sept 07	Sept 06	Sept 07
Share capital
Balance as at beginning of period		5,468			5,235
Shares issued:
Under dividend reinvestment plan		255			349
Under option and share right schemes		25			67
Acquisition of Hastings Funds
Management Limited		—			52
Shares bought back and cancelled		—			(212)
Shares purchased for delivery upon exercise of options and share rights (net of tax)		(41)			(33)
(Acquisition)/disposal of treasury shares		(21)			10
(Acquisition) of RSP shares		(31)			—
Balance as at period end		5,655			5,468
Available-for-sale securities reserve
Balance as at beginning of period		15			—
A-IFRS transition adjustment		—			—
Restated balance as at beginning of period		15			—
Net gains/(losses) from changes in fair value		(3)			57
Income tax effect		—			(7)
Transferred to income statements		(19)			(35)
Income tax effect		7			—
Balance as at period end		—			15
Share based payment reserve
Balance as at beginning of period		204			142
A-IFRS transition adjustment		—			—
Restated balance as at beginning of period		204			142
Current period movement		36			62
Balance as at period end		240			204
Cash flow hedging reserve
Balance as at beginning of period		(2)			—
A-IFRS transition adjustment		—			51
Restated balance as at beginning of period		(2)			51
Net gains/(losses) from changes in fair value		72			(42)
Income tax effect		(22)			14
Transferred to income statements		4			(36)
Income tax effect		(1)			11
Balance as at period end		51			(2)
Foreign currency translation reserve
Balance as at beginning of period		(31)			(96)
A-IFRS transition adjustment		—			25
Restated balance as at beginning of period		(31)			(71)
Transfer from retained profits		2			1
Foreign currency translation adjustment		(105)			26
Tax on foreign currency translation adjustment		31			13
Balance as at period end		(103)			(31)
Total reserves		188			186
Movements in retained profits were as follows:
Balance as at beginning of period		8,532			8,280
A-IFRS transition adjustment		—			(50)
Restated balance as at beginning of period		8,532			8,230
Net profit for the year		1,641			3,071
Deemed dividend on shares bought back		—			(791)
Final dividend for prior year		(1,101)			(951)
Interim dividend for prior year		—			(1,026)
Transfer (to)/from reserves		(2)			(1)
Balance as at period end		9,070			8,532

6.1     CREDIT RATINGS AND EXCHANGE RATES

Twelve months to/as at	30 Sept 2007		30 Sept 2006
Currency	Average	Spot	Average	Spot
USD			0.7468	0.7481
GBP			0.4150	0.3993
NZD			1.1438	1.1446

Six months to/as at	30 Sept 2007		31 March 2007		30 Sept 2006
Currency	Average	Spot	Average	Spot	Average	Spot
USD			0.7777	0.8068	0.7519	0.7481
GBP			0.4020	0.4110	0.4064	0.3993
NZD			1.1367	1.1304	1.1959	1.1446

7.	SEGMENT RESULT	Appendix 2 –Year End 2007 Template Release

7.1	FULL YEAR SEGMENT RESULT – REPORTED RESULT

	Consumer	Business		BT Financial	Westpac		Group
Twelve months to 30 September 2007	Financial	Financial	New	Group	Institutional	Pacific	Business
$m	Services	Services	Zealand	(Australia)	Bank	Banking	Unit	Group
Net interest income
Non-interest income
Net operating income
Operating expenses
Impairment charges
Profit from ordinary activities before income tax expense
Tax expense
Net profit
Net profit attributable to minority interests
Net profit attributable to equity holders of WBC
Treasury shares
TPS revaluations
Unrealised NZ retail earnings hedges
Sale of sub-custody business
Deferred tax asset write-off
Cash earnings
Cash earnings (cents) per ordinary share

	Consumer	Business		BT Financial	Westpac		Group
Twelve months to 30 September 2006	Financial	Financial	New	Group	Institutional	Pacific	Business
$m	Services	Services	Zealand	(Australia)	Bank	Banking	Unit	Group
Net interest income	2,451	1,627	863	67	474	91	69	5,642
Non-interest income	714	429	380	964	853	85	150	3,575
Net operating income	3,165	2,056	1,243	1,031	1,327	176	219	9,217
Operating expenses	(1,827)	(728)	(600)	(547)	(549)	(55)	11	(4,295)
Impairment charges	(220)	(69)	(29)	—	(39)	(7)	(11)	(375)
Profit from ordinary activities before income tax expense	1,118	1,259	614	484	739	114	219	4,547
Tax expense	(331)	(379)	(194)	(145)	(214)	(32)	(127)	(1,422)
Net profit	787	880	420	339	525	82	92	3,125
Net profit attributable to minority interests	—	—	(3)	—	—	(6)	(45)	(54)
Net profit attributable to equity holders of WBC	787	880	417	339	525	76	47	3,071
Treasury shares	—	—	—	—	—	—	9	9
TPS revaluations	—	—	—	—	—	—	30	30
Unrealised NZ retail earnings hedges	—	—	—	—	—	—	—	—
Sale of sub-custody business	—	—	—	—	—	—	(72)	(72)
Deferred tax asset write-off	—	—	—	—	—	—	41	41
Cash earnings	787	880	417	339	525	76	55	3,079
Cash earnings (cents) per ordinary share								167.2

7.2          HALF YEAR SEGMENT RESULT – REPORTED RESULT

	Consumer	Business		BT Financial	Westpac		Group
Six months to 30 September 2007	Financial	Financial	New	Group	Institutional	Pacific	Business
$m	Services	Services	Zealand	(Australia)	Bank	Banking	Unit	Group
Net interest income
Non-interest income
Net operating income
Operating expenses
Impairment charges
Profit from ordinary activities before income tax expense
Tax expense
Net profit
Net profit attributable to minority interests
Net profit attributable to equity holders of WBC
Treasury shares
TPS revaluations
Unrealised NZ retail earnings hedges
Sale of sub-custody business
Deferred tax asset write-off
Cash earnings
Cash earnings (cents) per ordinary share

	Consumer	Business		BT Financial	Westpac		Group
Six months to 31 March 2007	Financial	Financial	New	Group	Institutional	Pacific	Business
$m	Services	Services	Zealand	(Australia)	Bank	Banking	Unit	Group
Net interest income	1,299	891	435	27	294	48	95	3,089
Non-interest income	408	225	188	545	404	44	6	1,820
Net operating income	1,707	1,116	623	572	698	92	101	4,909
Operating expenses	(942)	(392)	(300)	(289)	(283)	(30)	7	(2,229)
Impairment charges	(124)	(42)	(37)	—	(11)	(13)	(5)	(232)
Profit from ordinary activities before income tax expense	641	682	286	283	404	49	103	2,448
Tax expense	(188)	(203)	(89)	(82)	(117)	(13)	(81)	(773)
Net profit	453	479	197	201	287	36	22	1,675
Net profit attributable to minority interests	—	—	(2)	—	—	(2)	(30)	(34)
Net profit attributable to equity holders of WBC	453	479	195	201	287	34	(8)	1,641
Treasury shares	—	—	—	—	—	—	15	15
TPS revaluations	—	—	—	—	—	—	18	18
Unrealised NZ retail earnings hedges	—	—	—	—	—	—	4	4
Sale of sub-custody business	—	—	—	—	—	—	—	—
Deferred tax asset write-off	—	—	—	—	—	—	—	—
Cash earnings	453	479	195	201	287	34	29	1,678
Cash earnings (cents) per ordinary share								90.9

7.3          NEW ZEALAND BUSINESS UNIT PERFORMANCE (A$ EQUIVALENTS TO SECTION 4.6)

			% Mov’t			% Mov’t
	Half Year	Half Year	Mar 07-	Full Year	Full Year	Sept 06-
A$m	Sept 07	March 07	Sept 07	Sept 07	Sept 06	Sept 07
Net interest income		435			863
Non-interest income		188			380
Operating income		623			1,243
Operating expenses		(300)			(600)
Core earnings		323			643
Impairment charges		(37)			(29)
Profit from ordinary activities before income tax expense		286			614
Tax and minority interests		(91)			(197)
Net profit after tax / cash earnings		195			417

Economic profit		94			235
Expense to income ratio		48.2%			48.3%

		$bn			$bn

Deposits		20.4			19.0
Net loans		35.5			32.0
Total assets		36.6			33.8
Funds under management		1.7			1.7

GROUP RECONCILIATIONS	Appendix 2 – Year End 2007 Template Release

8.1          GROUP FULL YEAR EARNINGS RECONCILIATION

		Policyholder			Unrealised NZ	Sale of Sub-	Deferred
Twelve months to 30 September 2007	Reported	Tax	Hybrid	Treasury	Retail Earnings	Custody	Tax Asset	Cash
$m	Results	Recoveries	Revaluations	Shares	Hedges	Business	Write -Off	Earnings
Net interest income
Fees & commissions
Wealth management and insurance income
Trading income
Other income
Non-interest income
Net operating income
Operating expenses
Core earnings
Impairment charges
Operating profit before tax
Income tax expense
Net profit
Net profit attributable to minority interests
Net Profit attributable to equity holders of WBC
Treasury shares
TPS revaluations
Unrealised NZ retail earnings hedges
Sale of sub-custody business
Deferred tax asset write-off
Cash earnings

		Policyholder			Unrealised NZ	Sale of Sub-	Deferred
Twelve months to 30 September 2006	Reported	Tax	Hybrid	Treasury	Retail Earnings	Custody	Tax Asset	Cash
$m	Results	Recoveries	Revaluations	Shares	Hedges	Business	Write -Off	Earnings
Net interest income	5,642	—	—	—	—	—	—	5,642
Fees & commissions	1,766	—	—	—	—	—	—	1,766
Wealth management and insurance income	1,084	(61)	—	12	—	—	—	1,035
Trading income	525	—	—	—	—	—	—	525
Other income	200	—	24	—	—	(94)	—	130
Non-interest income	3,575	(61)	24	12	—	(94)	—	3,456
Net operating income	9,217	(61)	24	12	—	(94)	—	9,098
Operating expenses	(4,295)	—	—	—	—	—	—	(4,295)
Core earnings	4,922	(61)	24	12	—	(94)	—	4,803
Impairment charges	(375)	—	—	—	—	—	—	(375)
Operating profit before tax	4,547	(61)	24	12	—	(94)	—	4,428
Income tax expense	(1,422)	61	6	(3)	—	22	41	(1,295)
Net profit	3,125	—	30	9	—	(72)	41	3,133
Net profit attributable to minority interests	(54)	—	—	—	—	—	—	(54)
Net Profit attributable to equity holders of WBC	3,071	—	30	9	—	(72)	41	3,079
Treasury shares	9	—	—	(9)	—	—	—	—
TPS revaluations	30	—	(30)	—	—	—	—	—
Unrealised NZ retail earnings hedges	—	—	—	—	—	—	—	—
Sale of sub-custody business	(72)	—	—	—	—	72	—	—
Deferred tax asset write-off	41	—	—	—	—	—	(41)	—
Cash earnings	3,079	—	—	—	—	—	—	3,079

8.2          GROUP HALF YEAR EARNINGS RECONCILIATION

		Policyholder			Unrealised NZ	Sale of Sub-	Deferred
Six months to 30 September 2007	Reported	Tax	Hybrid	Treasury	Retail Earnings	Custody	Tax Asset	Cash
$m	Results	Recoveries	Revaluations	Shares	Hedges	Business	Write -Off	Earnings
Net interest income
Fees & commissions
Wealth management and insurance income
Trading income
Other income
Non-interest income
Net operating income
Operating expenses
Core earnings
Impairment charges
Operating profit before tax
Income tax expense
Net profit
Net profit attributable to minority interests
Net Profit attributable to equity holders of WBC
Treasury shares
TPS revaluations
Unrealised NZ retail earnings hedges
Sale of sub-custody business
Deferred tax asset write-off
Cash earnings

		Policyholder			Unrealised NZ	Sale of Sub-	Deferred
Six months to 31 March 2007	Reported	Tax	Hybrid	Treasury	Retail Earnings	Custody	Tax Asset	Cash
$m	Results	Recoveries	Revaluations	Shares	Hedges	Business	Write -Off	Earnings
Net interest income	3,089	—	—	—	—	—	—	3,089
Fees & commissions	905	—	—	—	—	—	—	905
Wealth management and insurance income	629	(66)	—	16	—	—	—	579
Trading income	260	—	—	—	—	—	—	260
Other income	26	—	(5)	—	6	—	—	27
Non-interest income	1,820	(66)	(5)	16	6	—	—	1,771
Net operating income	4,909	(66)	(5)	16	6	—	—	4,860
Operating expenses	(2,229)	—	—	—	—	—	—	(2,229)
Core earnings	2,680	(66)	(5)	16	6	—	—	2,631
Impairment charges	(232)	—	—	—	—	—	—	(232)
Operating profit before tax	2,448	(66)	(5)	16	6	—	—	2,399
Income tax expense	(773)	66	23	(1)	(2)	—	—	(687)
Net profit	1,675	—	18	15	4	—	—	1,712
Net profit attributable to minority interests	(34)	—	—	—	—	—	—	(34)
Net Profit attributable to equity holders of WBC	1,641	—	18	15	4	—	—	1,678
Treasury shares	15	—	—	(15)	—	—	—	—
TPS revaluations	18	—	(18)	—	—	—	—	—
Unrealised NZ retail earnings hedges	4	—	—	—	(4)	—	—	—
Sale of sub-custody business	—	—	—	—	—	—	—	—
Deferred tax asset write-off	—	—	—	—	—	—	—	—
Cash earnings	1,678	—	—	—	—	—	—	1,678

8.3  FULL YEAR SEGMENT RESULT – CASH EARNINGS BASIS

	Consumer	Business		BT Financial	Westpac		Group
Twelve months to 30 September 2007	Financial	Financial	New	Group	Institutional	Pacific	Business	Group Cash
$m	Services	Services	Zealand	(Australia)	Bank	Banking	Unit	Earnings
Net interest income
Non-interest income
Net operating income
Operating expenses
Impairment charges
Profit from ordinary activities before income tax expense
Tax expense
Net profit
Net profit attributable to minority interests
Cash Earnings
Cash earnings (cents) per ordinary share

	Consumer	Business		BT Financial	Westpac		Group
Twelve months to 30 September 2006	Financial	Financial	New	Group	Institutional	Pacific	Business	Group Cash
$m	Services	Services	Zealand	(Australia)	Bank	Banking	Unit	Earnings
Net interest income	2,451	1,627	863	67	474	91	69	5,642
Non-interest income	714	429	380	964	853	85	31	3,456
Net operating income	3,165	2,056	1,243	1,031	1,327	176	100	9,098
Operating expenses	(1,827)	(728)	(600)	(547)	(549)	(55)	11	(4,295)
Impairment charges	(220)	(69)	(29)	—	(39)	(7)	(11)	(375)
Profit from ordinary activities before income tax expense	1,118	1,259	614	484	739	114	100	4,428
Tax expense	(331)	(379)	(194)	(145)	(214)	(32)	—	(1,295)
Net profit	787	880	420	339	525	82	100	3,133
Net profit attributable to minority interests	—	—	(3)	—	—	(6)	(45)	(54)
Cash Earnings	787	880	417	339	525	76	55	3,079
Cash earnings (cents) per ordinary share								167.2

8.4  HALF YEAR SEGMENT RESULT – CASH EARNINGS BASIS

	Consumer	Business		BT Financial	Westpac		Group
Six months to 30 September 2007	Financial	Financial	New	Group	Institutional	Pacific	Business	Group Cash
$m	Services	Services	Zealand	(Australia)	Bank	Banking	Unit	Earnings
Net interest income
Non-interest income
Net operating income
Operating expenses
Impairment charges
Profit from ordinary activities before income tax expense
Tax expense
Net profit
Net profit attributable to minority interests
Cash Earnings
Cash earnings (cents) per ordinary share

	Consumer	Business		BT Financial	Westpac		Group
Six months to 31 March 2007	Financial	Financial	New	Group	Institutional	Pacific	Business	Group Cash
$m	Services	Services	Zealand	(Australia)	Bank	Banking	Unit	Earnings
Net interest income	1,299	891	435	27	294	48	95	3,089
Non-interest income	408	225	188	545	404	44	(43)	1,771
Net operating income	1,707	1,116	623	572	698	92	52	4,860
Operating expenses	(942)	(392)	(300)	(289)	(283)	(30)	7	(2,229)
Impairment charges	(124)	(42)	(37)	—	(11)	(13)	(5)	(232)
Profit from ordinary activities before income tax expense	641	682	286	283	404	49	54	2,399
Tax expense	(188)	(203)	(89)	(82)	(117)	(13)	5	(687)
Net profit	453	479	197	201	287	36	59	1,712
Net profit attributable to minority interests	—	—	(2)	—	—	(2)	(30)	(34)
Cash Earnings	453	479	195	201	287	34	29	1,678
Cash earnings (cents) per ordinary share								90.9

8.5  GROUP BUSINESS UNIT FULL YEAR EARNINGS RECONCILIATION

		Policyholder			Unrealised NZ	Sale of Sub-	Deferred
Twelve months to 30 September 2007	Reported	Tax	Hybrid	Treasury	Retail Earnings	Custody	Tax Asset	Cash
$m	Results	Recoveries	Revaluations	Shares	Hedges	Business	Write -Off	Earnings
Net interest income
Non-interest income
Net operating income
Operating expenses
Core earnings
Impairment charges
Operating profit before tax
Tax and minority interests
Net profit after tax
Treasury shares
TPS revaluations
Unrealised NZ retail earnings hedges
Sale of sub-custody business
Deferred tax asset write-off
Cash earnings

		Policyholder			Unrealised NZ	Sale of Sub-	Deferred
Twelve months to 30 September 2006	Reported	Tax	Hybrid	Treasury	Retail Earnings	Custody	Tax Asset	Cash
$m	Results	Recoveries	Revaluations	Shares	Hedges	Business	Write -Off	Earnings
Net interest income	69	—	—	—	—	—	—	69
Non-interest income	150	(61)	24	12	—	(94)	—	31
Net operating income	219	(61)	24	12	—	(94)	—	100
Operating expenses	11	—	—	—	—	—	—	11
Core earnings	230	(61)	24	12	—	(94)	—	111
Impairment charges	(11)	—	—	—	—	—	—	(11)
Operating profit before tax	219	(61)	24	12	—	(94)	—	100
Tax and minority interests	(172)	61	6	(3)	—	22	41	(45)
Net profit after tax	47	—	30	9	—	(72)	41	55
Treasury shares	9	—	—	(9)	—	—	—	—
TPS revaluations	30	—	(30)	—	—	—	—	—
Unrealised NZ retail earnings hedges	—	—	—	—	—	—	—	—
Sale of sub-custody business	(72)	—	—	—	—	72	—	—
Deferred tax asset write-off	41	—	—	—	—	—	(41)	—
Cash earnings	55	—	—	—	—	—	—	55

8.6  GROUP BUSINESS UNIT HALF YEAR EARNINGS RECONCILIATION

		Policyholder			Unrealised NZ	Sale of Sub-	Deferred
Six months to 30 September 2007	Reported	Tax	Hybrid	Treasury	Retail Earnings	Custody	Tax Asset	Cash
$m	Results	Recoveries	Revaluations	Shares	Hedges	Business	Write -Off	Earnings
Net interest income
Non-interest income
Net operating income
Operating expenses
Core earnings
Impairment charges
Operating profit before tax
Tax and minority interests
Net profit after tax
Treasury shares
TPS revaluations
Unrealised NZ retail earnings hedges
Sale of sub-custody business
Deferred tax asset write-off
Cash earnings

		Policyholder			Unrealised NZ	Sale of Sub-	Deferred
Six months to 31 March 2007	Reported	Tax	Hybrid	Treasury	Retail Earnings	Custody	Tax Asset	Cash
$m	Results	Recoveries	Revaluations	Shares	Hedges	Business	Write -Off	Earnings
Net interest income	95	—	—	—	—	—	—	95
Non-interest income	6	(66)	(5)	16	6	—	—	(43)
Net operating income	101	(66)	(5)	16	6	—	—	52
Operating expenses	7	—	—	—	—	—	—	7
Core earnings	108	(66)	(5)	16	6	—	—	59
Impairment charges	(5)	—	—	—	—	—	—	(5)
Operating profit before tax	103	(66)	(5)	16	6	—	—	54
Tax and minority interests	(111)	66	23	(1)	(2)	—	—	(25)
Net profit after tax	(8)	—	18	15	4	—	—	29
Treasury shares	15	—	—	(15)	—	—	—	—
TPS revaluations	18	—	(18)	—	—	—	—	—
Unrealised NZ retail earnings hedges	4	—	—	—	(4)	—	—	—
Sale of sub-custody business	—	—	—	—	—	—	—	—
Deferred tax asset write-off	—	—	—	—	—	—	—	—
Cash earnings	29	—	—	—	—	—	—	29

9. ECONOMIC PROFIT	Appendix 2 – Year End 2007 Template Release

Twelve months to 30		Consumer	Business	Westpac	BT Financial
September 2007		Financial	Financial	Institutiona	Group	New	Pacific
$m	Group	Services	Services	l Bank	(Australia)	Zealand	Banking

Net profit attributable to equity holders
Treasury shares
TPS revaluations
Unrealised NZ retail
earnings hedges
Sale of sub-custody business
Deferred tax asset write-off
Cash earnings
Franking benefit
Adjusted cash earnings
Average ordinary equity
Equity charge
Economic profit

Twelve months to 30		Consumer	Business	Westpac	BT Financial
September 2006		Financial	Financial	Institutiona	Group	New	Pacific
$m	Group	Services	Services	l Bank	(Australia)	Zealand	Banking

Net profit attributable to equity holders	3,071	787	880	525	339	417	76
Treasury shares	9	—	—	—	—	—	—
TPS revaluations	30	—	—	—	—	—	—
Unrealised NZ retail
earnings hedges	—	—	—	—	—	—	—
Sale of sub-custody business	(72)	—	—	—	—	—	—
Deferred tax asset write-off	41	—	—	—	—	—	—
Cash earnings	3,079	787	880	525	339	417	76
Franking benefit	639	232	265	120	101	—	—
Adjusted cash earnings	3,718	1,019	1,145	645	440	417	76
Average ordinary equity	13,369	2,370	3,274	2,947	2,078	1,749	132
Equity charge	(1,404)	(249)	(344)	(311)	(218)	(182)	(14)
Economic profit	2,314	770	801	334	222	235	62

Six months to 30		Consumer	Business	Westpac	BT Financial
September 2007		Financial	Financial	Institutiona	Group	New	Pacific
$m	Group	Services	Services	l Bank	(Australia)	Zealand	Banking

Net profit attributable to equity holders
Treasury shares
TPS revaluations
Unrealised NZ retail
earnings hedges
Sale of sub-custody business
Deferred tax asset write-off
Cash earnings
Franking benefit
Adjusted cash earnings
Average ordinary equity
Equity charge
Economic profit

Six months to 31 March		Consumer	Business	Westpac	BT Financial
2007		Financial	Financial	Institutiona	Group	New	Pacific
$m	Group	Services	Services	l Bank	(Australia)	Zealand	Banking

Net profit attributable to equity holders	1,641	453	479	287	201	195	34
Treasury shares	15	—	—	—	—	—	—
TPS revaluations	18	—	—	—	—	—	—
Unrealised NZ retail
earnings hedges	4	—	—	—	—	—	—
Sale of sub-custody business	—	—	—	—	—	—	—
Deferred tax asset write-off	—	—	—	—	—	—	—
Cash earnings	1,678	453	479	287	201	195	34
Franking benefit	350	132	142	63	57	—	—
Adjusted cash earnings	2,028	585	621	350	258	195	34
Average ordinary equity	14,271	2,609	3,604	3,623	1,961	1,933	98
Equity charge	(747)	(137)	(188)	(190)	(103)	(101)	(5)
Economic profit	1,281	448	433	160	155	94	29